UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Albany International Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 8:00 a.m., EDT, on May, 17, 2013.

Vote by Internet
•	Go to www.envisionreports.com/AIN
•	Or scan the QR code with your smartphone
•	Follow the steps outlined on the secure website

Vote by telephone
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒	•	Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
		•	Follow the instructions provided by the recorded message

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:	For	Withhold		For	Withhold		For	Withhold	+
01 - John F. Cassidy, Jr.	☐	☐	02 - Edgar G. Hotard	☐	☐	03 - Erland E. Kailbourne	☐	☐
04 - Joseph G. Morone	☐	☐	05 - Katharine L. Plourde	☐	☐	06 - John R. Scannell	☐	☐
07 - Christine L. Standish	☐	☐	08 - John C. Standish	☐	☐

	For	Against	Abstain		For	Against	Abstain
2. Ratification of the selection of PricewaterhouseCoopers LLP as independent auditor.	☐	☐	☐	3. To approve, by non-binding vote, executive compensation.	☐	☐	☐

4. In their discretion upon other matters that may properly come before this meeting.

B	Non-Voting Items
Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting.	☐
C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders.
The Proxy Statement and the 2012 Annual Report to Shareholders are available at: www.envisionreports.com/AIN

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Albany International Corp.

Proxy solicited on behalf of the Board of Directors for Annual Meeting of Stockholders to be held May 17, 2013.

The undersigned hereby constitutes and appoints Erland E. Kailbourne and Joseph G. Morone, and each of them, the true and lawful agents and proxies of the undersigned, with full power of substitution in each, to vote as indicated herein, all of the shares of Common Stock which the undersigned would be entitled to vote if present in person, at the Annual Meeting of Stockholders of ALBANY INTERNATIONAL CORP. to be held at The Hilton Garden Inn, 100 High Street, Portsmouth, New Hampshire, on Friday, May 17, 2013 at 9:00 a.m. local time, and any adjournment or adjournments thereof, on matters coming before said meeting.

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, the shares will be voted FOR the election of all nominees under Item 1, FOR Items 2 and 3, and in the discretion of the proxies on any other business as may properly come before the meeting.

Participants in the Company’s ProsperityPlus 401(k) Savings Plan have the right to direct Vanguard Fiduciary Trust Company, as Plan Trustee, how to vote shares of Common Stock allocated to their 401(k) plan accounts. If no such direction is given to Vanguard, Vanguard shall interpret this as a direction not to vote any such shares. If properly executed, this proxy shall give the proxies appointed above authority to direct Vanguard to vote the shares in the undersigned’s 401(k) account in the manner directed. If this proxy is properly executed but no direction is given, the proxies appointed above shall direct Vanguard to vote such shares FOR the election of all nominees under Item 1, FOR Items 2 and 3, and in the discretion of the proxies on any other business as may properly come before the meeting. In order for the Plan Trustee to vote 401(k) plan account shares, instructions must be received no later than 11:59 PM Eastern Time on May 14, 2013.

Please mark, sign, date and return this proxy card promptly using the enclosed envelope

Vote by Internet
•	Go to www.envisionreports.com/AIN
•	Or scan the QR code with your smartphone
•	Follow the steps outlined on the secure website

Important Notice Regarding the Availability of Proxy Materials for the
Albany International Corp. Stockholder Meeting to be Held on May 17, 2013.

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.
Step 1: Go to www.envisionreports.com/AIN to view the materials.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 30, 2013 to facilitate timely delivery.

COY	+

Dear Albany International Corp. Stockholder:

The 2013 Annual Meeting of Stockholders of Albany International Corp. (the “Company”) will be held at The Hilton Garden Inn, 100 High Street, Portsmouth, New Hampshire, on Friday, May 17, 2013, at 9:00 a.m. (local time).

Proposals to be considered at the Annual Meeting:

(1) Election of Directors;

(2) to ratify the appointment of PricewaterhouseCoopers, LLP as the Company’s independent auditors;

(3) to approve, by non-binding vote, executive compensation; and

(4) to consider and act upon any other business that may properly come before the meeting or any adjournment(s) thereof.

The Board of Directors recommends a vote “FOR” Items 1, 2 and 3.

The Board of Directors has fixed the close of business on March 26, 2013 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

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Internet – Go to www.envisionreports.com/AIN. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

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Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

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Email – Send email to investorvote@computershare.com with “Proxy Materials Albany Internation” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 20, 2013.

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